Exhibit 10.2

SUBSCRIPTION AGREEMENT

FOR

ORBITAL TRACKING CORP.

Dated: May 10, 2018

Orbital Tracking Corp.

18851 N.E. 29th Avenue, Suite 700

Aventura, Florida 33180

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) will purchase from Orbital Tracking Corp. (the “Company”) the number of Units as set forth on the signature page to this Subscription Agreement, at a purchase price of $10.00 per Unit (the “Purchase Price”). Each Unit consists of: (a) one (1) share of Series L Preferred Stock, par value $0.0001 per share (the “Preferred Stock”); and (b) two (2) warrants to purchase one share of Common Stock at a price of $4.00 per share, exercisable for three years (the “Warrants”). The shares of Common Stock underlying the Preferred Stock may hereinafter be referred to as the “Conversion Shares”). The shares of Common Stock underlying the Warrants may hereinafter be referred to as the “Warrant Shares”). The Preferred Stock shall have the rights and preferences as set forth in the Certificate of Designation of Preferences, Rights and Limitations (the “COD”) attached as Exhibit A hereto. The terms and conditions governing the Warrants shall be as set forth in the form of Warrant attached as Exhibit B hereto. The Subscription Agreement, the COD, and the form of Warrant are collectively referred to as the “Transaction Documents. The Units are being offered (the “Offering”) by the Company pursuant to this Subscription Agreement.

The Units are being offered on a “reasonable efforts all or none”, basis with respect to the minimum of $150,000 (the “Minimum Offering Amount”). The Units are being offered on a “reasonable efforts” basis with respect to up to $750,000 of Units (the “Maximum Offering Amount”). Any purchase of Units by the Company’s officers, directors, or employees shall be included, and counted towards, the Minimum and Maximum Offering Amounts.

The Initial Closing (as defined herein) of this Offering shall be subject to subscriptions being received from qualified investors and accepted by the Company for the Minimum Offering Amount. Upon acceptance by the Company after the date hereof of such subscriptions, the Company shall have the right at any time thereafter, prior to the Termination Date (as defined below), to effect an initial closing with respect to this Offering (the “Initial Closing”). Thereafter, the Company shall continue to accept, and continue to have closings (together with the Initial Closing, each a “Closing”) for, additional subscriptions for Securities from investors from time to time up to Maximum Offering Amount.

The Units will be offered for a period (the “Initial Offering Period”) commencing on the date of this Subscription Agreement and continue until the earliest of (i) May 10, 2018 (the “Minimum Offering Deadline”), (ii) the date upon which subscriptions for the Maximum Offering offered hereunder have been accepted, or (iii) the date upon which the Company elects to terminate the Offering (the “Termination Date”), subject to the right of the Company to extend the Offering until as late as June 10, 2018 (the “Final Termination Date”), without further notice to or consent by investors, if the Maximum Offering Amount has not been subscribed by the Offering Deadline. This additional period, together with the Initial Offering Period, shall be referred to herein as the “Offering Period.”

The minimum investment amount that may be purchased by an investor is $25,000 (the “Investor Minimum Investment”); provided however, the Company, in its discretion, may accept an investor subscription for an amount less than the Investor Minimum Investment. The subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement.

In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company), (ii) no Units are subscribed for prior to May 30, 2018, or (iii) the Offering is otherwise terminated by the Company prior to the expiration of the Continuing Offering Period or, if extended, prior to the Final Termination Date, then the Company will refund all subscription funds held by it to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Orbital Tracking Corp,” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Investor Questionnaire, which is attached hereto as Schedule A.

3. Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by the Purchaser to the Company no later than within two business days. In the event that the Company does not affect a Closing during the Offering Period, the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. The Company will notify the Purchaser within five (5) business days of its intent to reject the subscription. If the Company rejects a subscription, either in whole or in part (at the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, each in its sole discretion, reserves the right to accept this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes an executed copy of the Subscription Agreement. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company), the Offering is terminated or no subscriptions are made and accepted prior to the expiration of the Continuing Offering Period or, if extended, prior to the Final Termination Date, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted. Upon execution, this subscription shall be irrevocable by the Purchaser.

5. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Preferred Stock, the Conversion Shares, or the Warrant Shares (collectively referred to hereafter as the “Securities”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed this Subscription Agreement, and each of the Transaction Documents, the Company’s filings with the US Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934 as amended (the “SEC Documents”) and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c) Neither the Commission nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of this Subscription Agreement. This Subscription Agreement has not been reviewed by any Federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

(d) All SEC Documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Subscription Agreement;

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(i) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company, or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k) The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser understands and agrees that purchase of the Securities is a high-risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Preferred Stock, the Conversion Shares, and the Warrant Shares to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books;

(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the disclosure in the Company’s Form 10-K for the year ended December 31, 2017, which is available on the Edgar System at SEC.gov and understands that certain risks may materially adversely affect the Company’s operations and future prospects;

(o) At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts any Preferred Shares or exercises any Warrants, it will be an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and has truthfully and accurately completed the Investor Questionnaire attached as Schedule A to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained herein including, but not limited to, the terms and conditions of the Securities as set forth therein and the Transaction Documents and all other related documents, received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(r) The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in this Subscription Agreement;

(v) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(w) In making an investment decision, Purchasers must rely on their own examination of Company and the terms of the Offering, including the merits and risks involved. Purchasers should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(y) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(z) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Company (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising;

(aa) The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the Conversion Shares and the Warrant Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(bb) The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

(cc) The Purchaser acknowledges that the information contained in the Transaction Documents or otherwise made available to the Purchaser is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

6. Representations and Warranties of the Company. The Company represents and warrants to each of the Purchasers that the statements made in this Section 6, except as qualified in any disclosure schedules referenced herein and attached hereto (the “Schedules”), are true and correct on the date hereof, and shall be true and correct as of each Closing, all of which qualifications in the Schedules attached hereto and updated Schedules delivered at each Closing shall be deemed to be representations and warranties as if made hereunder. The Schedules shall be arranged to correspond to the numbered paragraphs contained in this Section 6, and the disclosure in any paragraph of the Schedules shall qualify other subsections in Section 6 only to the extent that it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other subsections. For purposes of this Section 6, “knowledge” shall mean the personal knowledge of any of the Company’s officers or directors or what they would have known upon having made reasonable inquiry.

6.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the corporate and general laws of the State of Nevada. Each of Orbital Satcom Corp. and Global Telesat Communications Limited (the “Subsidiaries”) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its Subsidiaries has all requisite corporate power and authority to own and operate its properties and assets. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction, except where failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

6.2 Subsidiaries. The SEC Reports include a true and complete list of each of the Subsidiaries and their respective jurisdictions of organization. Neither the Company nor any Subsidiary owns or controls any ownership interest or profits interest in any other corporation, limited liability company, limited partnership or other entity. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

6.3 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the required approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

6.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

6.5 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents that has not been obtained or waived.

6.6 Issuance of the Securities. The shares of Preferred Stock are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Conversion Shares, when issued in accordance with the terms of the Preferred Stock, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance upon the conversion of any Preferred Stock.

6.7 Capitalization. The capitalization of the Company is as set forth in the SEC Reports, except as set forth in Schedule 6.7 hereto. Except as disclosed on the SEC Reports or as disclosed on Schedule 6.7 hereto, there are no outstanding securities of the Company or any Subsidiary which contain any right of first refusal, preemptive right, right of participation, or any similar right which has not been waived. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived. Except as a result of the purchase and sale of the Securities, and except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or common stock equivalents. Except as disclosed on Schedule 6.7 hereto, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no proxies, stockholder agreements, or any other agreements between the Company or any Subsidiary and any security holder of such entity or, to the knowledge of the Company, among any security holders of the Company or any Subsidiary, including agreements relating to the voting, transfer, redemption or repurchase of any securities of such entity. Neither the Company nor any Subsidiary has any outstanding shareholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in such entity upon the occurrence of certain events. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders’ agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. Except as required by law, including any federal securities rules and regulations, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company or any Subsidiary pursuant to its organizational documents or other governing documents or any agreement or other instruments to which the Company or any Subsidiary is a party or by which it is bound.

6.8 Shell Company Status; SEC Reports; Financial Statements. The Company has not been a “shell” company as described in Rule 144(i)(1) under the Securities Act for the last 12 months. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act , including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials and any amendments filed through the date hereof, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. The financial statements (the “Financial Statements”) of the Company included in SEC Reports been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the footnotes thereto except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, immaterial, year-end audit adjustments. There is no transaction, arrangement, or other relationship between the Company or any Subsidiary and an unconsolidated or other off balance sheet entity that is not disclosed in its financial statements that should be disclosed in accordance with GAAP and that would be reasonably likely to have a material adverse effect.

6.9 Absence of Liabilities. Except as set forth in the SEC Reports, since the Balance Sheet Date (hereinafter defined): (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except for the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary is a guarantor or indemnitor of any liability of any other Person.

For purposes of this Section 6.9, December 31, 2017 is referred to as the “Balance Sheet Date”.

6.10 Changes. Except disclosed in the SEC Reports, or where the occurrence of any of the following events would not have a Material Adverse Effect, since December 31, 2017 there has not been:

6.10.1. any effect, event, condition or circumstance (including, without limitation, the initiation of any litigation or other legal, regulatory or investigative proceeding) against the Company that individually or in the aggregate, with or without the passage of time, the giving of notice, or both, has had or could reasonably be expected to have a Material Adverse Effect;

6.10.2. any resignation or termination of any director, officer or key employee of the Company or any Subsidiary, and neither the Company nor any Subsidiary has received notification of any impending resignation from any such Person;

6.10.3. any material change in the contingent obligations of the Company or any Subsidiary by way of guaranty, endorsement, indemnity, warranty or otherwise;

6.10.4. any material damage, destruction or loss adversely affecting the assets, properties, business, financial condition or prospects of the Company and its Subsidiaries taken as a whole, whether or not covered by insurance;

6.10.5. any waiver by the Company or any Subsidiary of a valuable right or of any debt;

6.10.6. any development, event, change, condition or circumstance that constitutes, whether with or without the passage of time or the giving of notice or both, a default under any outstanding debt obligation of the Company or any Subsidiary;

6.10.7. any change in any compensation arrangement or agreement with any employee, consultant, officer, director or stockholder of the Company or any Subsidiary that would increase the cost of any such agreement or arrangement to the Company or any Subsidiary by more than $10,000 in each instance, except as set forth in Schedule 6.7 hereto;

6.10.8. any labor organization activity of the employees of the Company or any Subsidiary;

6.10.9. any declaration or payment of any dividend or other distribution of the assets of the Company or any Subsidiary;

6.10.10. any change in the accounting methods or practices followed by the Company or any Subsidiary; or

6.10.11. any Contract or commitment made by the Company or any Subsidiary to do any of the foregoing.

6.11 Title to Properties and Assets; Liens, etc. Except where a violation of this Section 6.11 could not reasonably be expected to have a Material Adverse Effect, the Company and each Subsidiary has good and marketable title to the properties and assets it owns, and the Company and each Subsidiary has a valid license in all properties and assets licensed by it, including the properties and assets reflected as owned in the most recent balance sheet included in the Financial Statements, and has a valid leasehold interest in its leasehold estates, in each case subject to no encumbrance, other than those resulting from taxes which have not yet become delinquent or those of the lessors of leased property or assets. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company or any Subsidiary are in good operating condition and repair, ordinary wear and tear excepted and are fit and usable for the purposes for which they are being used. Each of the Company and its Subsidiaries is in compliance with all terms of each lease to which it is a party or is otherwise bound.

6.12 Intellectual Property.

6.12.1. The Company or the applicable Subsidiary is the owner or licensee of all intellectual property and all Licensed Intellectual Property as described in the SEC Documents (collectively, the “Intellectual Property”). Neither the Company nor any Subsidiary has licensed any Intellectual Property to any Person. All of the registrations and applications for registration of the Intellectual Property are valid, subsisting and in full force and effect, and all actions and payments necessary for the maintenance and continuation of such Intellectual Property have been taken or paid on a timely basis. The Company and its Subsidiaries owns or possesses sufficient legal rights to use all of the Intellectual Property and the exclusive right to use all Owned Intellectual Property and all Licensed Intellectual Property as being licensed to the Company and its Subsidiaries.

6.13 Compliance with Other Instruments. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

6.14 Litigation. There is no legal proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any investigation of the Company or any Subsidiary, nor is the Company aware of any fact that would make any of the foregoing reasonably likely to arise. Neither the Company nor any Subsidiary is a party or subject to the provisions of any Order. Except as set forth in the SEC Reports, there is no Legal Proceeding by the Company or any Subsidiary currently pending or that the Company or any Subsidiary intends to initiate. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Order involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

6.15 Tax Returns and Payments.

6.15.1. Except as set forth in the SEC Reports and as set forth in Schedule 6.15 hereto, the Company and each Subsidiary has filed all Tax Returns required to be filed by it, and each such entity has timely paid all Taxes owed (whether or not shown on any Tax Return). All such Tax Returns were complete and correct, and such Tax Returns correctly reflected the facts regarding the income, business, assets, operations, activities, status and other matters of such entity and any other information required to be shown thereon. The Company and each Subsidiary has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any Employee, creditor, independent contractor, shareholder, member or other third party. The Company and each Subsidiary has established adequate reserves for all Taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of the Company and/or any Subsidiaries Taxes is pending or, to the knowledge of the Company, threatened. There is no tax lien (other than for current Taxes not yet due and payable), imposed by any taxing authority, outstanding against the assets, properties or the business of the Company or any Subsidiary.

6.15.2. Neither the Company nor any Subsidiary has agreed to make any adjustment under Section 481(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (or any corresponding provision of state, local or foreign tax law) by reason of a change in accounting method or otherwise, and neither the Company nor any Subsidiary will be required to make any such adjustment as a result of the transactions contemplated by this Agreement. Neither the Company nor any Subsidiary has been or is a party to any tax sharing or similar agreement. Neither the Company nor any Subsidiary is or has ever been a party to any joint venture, partnership, limited liability company, or other arrangement or Contract which could be treated as a partnership for federal income tax purposes. Neither the Company nor any Subsidiary is or has ever been a “United States real property holding corporation” as that term is defined in Section 897 of the Code.

6.16 Employees.

6.16.1. (a) Neither the Company nor any Subsidiary has, or has ever had any, collective bargaining agreements with any of its employees; (b) there is no labor union organizing activity pending or, to the knowledge of the Company, threatened with respect to the Company or any Subsidiary; (c) no employee has or is subject to any agreement or Contract to which the Company or any Subsidiary is a party (including, without limitation, licenses, covenants or commitments of any nature) regarding his or her employment or engagement; (d) to the best of the Company’s knowledge, no employee is subject to any Order that would interfere with his or her duties to the Company or any Subsidiary or that would conflict with the businesses the Company or any Subsidiary as currently conducted and as proposed to be conducted; (e) no employee is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such Person to be employed by, or to contract with, the Company or any Subsidiary; (f) to the best of the Company’s knowledge, the continued employment by the Company or any Subsidiary of its present employees, and the performance of their respective duties to such entity, will not result in any violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any Subsidiary, and neither the Company nor any Subsidiary has received any written notice alleging that such violation has occurred; (g) no Employee or consultant has been granted the right to continued employment by or service to the Company or any Subsidiary or to any compensation following termination of employment with or service to the Company or any Subsidiary; and (h) neither the Company nor any Subsidiary has any present intention to terminate the employment or engagement or service of any officer or any significant employee or consultant

6.16.2. Except as set forth in the SEC Reports, there are no outstanding or, to the knowledge of the Company, threatened claims against the Company or any Subsidiary or any Affiliate (whether under federal or state law, under any employment agreement, or otherwise) asserted by any present or former employee or consultant of the Company or any Subsidiary. Neither the Company nor any Subsidiary is in violation of any law or Requirement of Law concerning immigration or the employment of persons other than U.S. citizens.

6.17 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit

6.18 Offering Valid. Assuming the accuracy of the representations and warranties of the Purchasers contained in the subscription agreements entered into by each Purchaser in connection with this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will be exempt from registration and qualification under applicable state securities laws.

6.19 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is, as of each Closing Date, true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 7 hereof.

6.20 Investment Company Act. Neither the Company nor any Subsidiary is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

6.21 Foreign Payments; Undisclosed Contract Terms.

6.21.1. To the knowledge of the Company, neither the Company nor any Subsidiary has made any offer, payment, promise to pay or authorization for the payment of money or an offer, gift, promise to give, or authorization for the giving of anything of value to any Person in violation of the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations promulgated thereunder.

6.21.2. To the knowledge of the Company, there are no understandings, arrangements, agreements, provisions, conditions or terms relating to, and there have been no payments made to any Person in connection with any agreement, Contract, commitment, lease or other contractual undertaking of the Company or any Subsidiary which are not expressly set forth in such contractual undertaking.

6.22 No Broker. Neither the Company nor any Subsidiary has employed any broker or finder or incurred any liability for any brokerage or finder’s fees in connection with the sale of the Securities.

6.23 Compliance with Laws. Neither the Company nor any Subsidiary is in violation of, or in default under, any Requirement of Law applicable to such Subsidiary, or any Order issued or pending against such Subsidiary or by which the Company’s or such Subsidiary’s properties are bound, except for such violations or defaults that have not had, and could not reasonably be expected to have, a Material Adverse Effect.

6.24 No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 5, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of any of the shares of Preferred Stock, Conversion Shares, or Warrant Shares (collectively, the “Securities”) to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

6.25 Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

6.26 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

6.27 Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

6.28 [Intentionally Deleted]

6.29 Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

6.30 U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

6.31 Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

6.32 Bad Actor Disqualification

(a) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(b) Other Covered Persons. The Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities and (ii) who is subject to a Disqualification Event.

6.33 Notice of Disqualification Events. The Company will notify the Purchaser in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this Offering.

6.34 Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

6.35 Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Except as disclosed in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Reports, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

6.36 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any OTC Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

6.37 OFAC. Neither the Company nor any Subsidiary or, to the Company’s knowledge, any director, officer, agent, employee, Affiliate or person acting on behalf of any Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions.

6.38 Registration Rights. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary is under any obligation, or has granted any rights that have not been terminated, to register any of such Subsidiary’s currently outstanding securities or any of its securities that may hereafter be issued.

6.39 Material Non-Public Information. Except with respect to the transactions contemplated hereby that will be publicly disclosed, neither the Company nor any Subsidiary has provided any Purchaser with any information that such Subsidiary believes constitutes material non-public information.

6.40 Right to Receive Additional Shares. Except as set forth in the SEC Reports, shares to be issued to previous shareholders as set forth in Schedule 6.7 hereto, or in connection with the Units issued in this Offering, no existing shareholder of the Company has any right to cause the Company to issue additional shares of Common Stock or other securities to such shareholder.

6.41 Post Offering Covenants. For a period of one (1) year from the date hereof (i) the Company shall not issue any equity securities of the Company without the written consent of Purchasers, then holding more than 50% of the Preferred Shares (the “Required Majority”) of which will not be unreasonably withheld, except for shares issued upon the conversion or exercise of currently existing securities or shares issued pursuant to the Company’s duly adopted equity incentive plan and/or as disclosed herewith in Schedule 6.7.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, and each of its officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Binding Effect. This Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered by reputable overnight courier such as FedEx against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Unit Purchase Agreement or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

11. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

12. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the district court for Washoe County, Nevada, or in the United States District Court for the District of Nevada, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the district court for Washoe County, Nevada, and the United States District Court for the District of Nevada in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the district court for Washoe County, Nevada, or in the United States District Court for the District of Nevada, and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

14. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16. Miscellaneous.

(a) This Subscription Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

17. Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth hereinbelow, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs. To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to affect any transactions for you.

ORBITAL TRACKING CORP.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of $_________________, representing ________Units, at a purchase price of $10.00 per Unit.

Date (NOTE: To be completed by the Purchaser): __________________, 20___

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Address	Date

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Taxpayer Identification Number

Name of Partnership, Corporation, Limited Liability Company or Trust

By:	State of Organization
Name:
Title:

AGREED AND ACCEPTED:

ORBITAL TRACKING CORP.

By:
Name:	Date:
Title:

Schedules

Schedule 6.7

Capitalization

Preferred Stock – 50,000,000 shares authorized; $0.0001 par value

Series A	20,000 authorized and -0- outstanding
Series B	30,000 authorized and 3,333 outstanding
Series C	4,000,000 authorized and 1,913,676 outstanding
Series D	5,000,000 authorized and 2,892,109 outstanding
Series E	8,746,000 authorized and 5,174,200 outstanding
Series F	1,100,000 authorized and 349,999 outstanding
Series G	10,090,000 authorized and 5,202,602 outstanding
Series H	200,000 authorized and 13,741 outstanding
Series I	144,944 authorized and 49,110 outstanding
Series L	125,000 authorized and 44,698 outstanding
Series K	1,250,000 authorized and 1,156,866 outstanding

Common Stock – 750,000,000 authorized; $0.0001 par value, 936,519 issued and outstanding.

Options – 19,000 and 266,667 fully vested options to purchase common stock, at an exercise price of $7.50 and $1.50, respectively.

Schedule 6.15

The Company has been informed by the Internal Revenue Service in October of 2016, that it has neglected to file a Form W-3 Transmittal with accompanying Employee Form W-2’s for tax year 2009 of which the Company paid a penalty of $6,756. In regard to the above, the Company’s Form 941 filings did not reconcile with the amounts recorded on its Form W-2’s as filed for the 2009 tax year, a variance of $3,094. The Company has reached out to its former officers to retrieve the documents but has been unsuccessful. The Company continues in its efforts to resolve this matter.

Schedule A

FORM OF INVESTOR QUESTIONNAIRE

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.
Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.
Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.
Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.
Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.
Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.
Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

Investor Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

Purchaser Name(s): _________________________________________________________________________

Individual executing Profile or Trustee:__________________________________________________________

Social Security Numbers / Federal I.D. Number:___________________________________________________

Date of Birth:	_____________________	Marital Status: _________________________

Joint Party Date of Birth: _____________________

Investment Experience (Years): _________________

Annual Income:______________________________

Net Worth: ______________________________

Home Street Address: _______________________________________________________________________

Home City, State & Zip Code: ________________________________________________________________

Home Phone: ________________________________	Home Fax: ___________________________

Home Email: ________________________________

Employer: ________________________________________________________________________________

Employer Street Address: ____________________________________________________________________

Employer City, State & Zip Code: _____________________________________________________________

Bus. Phone: _________________________________	Bus. Fax: _____________________________

Bus. Email: _________________________________

Type of Business: __________________________________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _________________________

Section B – Entity Purchaser Information

Purchaser Name(s): _________________________________________________________________________

Authorized Individual executing Profile or Trustee: _________________________________________________________________________________________

Social Security Numbers / Federal I.D. Number: _________________________________________________________________________________________

Investment Experience (Years): _________________

Annual Income: ______________________________

Net Worth: __________________________________

Was the Trust formed for the specific purpose of purchasing the Securities?

[  ] Yes [  ] No

Principal Purpose (Trust)______________________________________________________________________

Type of Business: ___________________________________________________________________________

Street Address: _____________________________________________________________________________

City, State & Zip Code: _______________________________________________________________________

Phone: _____________________________________	Fax: ________________________

Email: _____________________________________

Section C – Form of Payment – Check or Wire Transfer

____  Check payable to “ORBITAL TRACKING CORP”

____  Wire funds from my outside account according to the “To subscribe for Shares of Preferred Stock in the private offering of ORBITAL TRACKING CORP.”

Purchaser Signature(s) _______________________________________Date_______________

Purchaser Signature(s) _______________________________________Date_______________